UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 2003
                       ----------------------------------
                          (Date of earliest reported)

                                    000-29743
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                            (Commission file number)

                        HOME SERVICES INTERNATIONAL INC.
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        (Exact name of small business issuer as specified in its charter)

          Nevada                                                88-0409143
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 (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                           Identification No.)

      7373 E. DOUBLE TREE RANCH ROAD, SUITE 200, SCOTTSDALE, ARIZONA 85258
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               (Address of principal executive offices) (Zip Code)

                                  866-864-6638
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                           (Issuer's telephone number)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Effective January 2, 2004, HOME SERVICES INTERNATIONAL INC., the Registrant, through an agreement "AGREEMENT AND PLAN OF REORGANIZATION" with INTERNAL COMMAND INTERNATIONAL, INCORPORATED, a Florida Corporation corporation, into HOME SERVICES INTERNATIONAL INC., a Nevada corporation, and the surviving corporation being HOME SERVICES INTERNATIONAL INC. For additional information on the merger reference is made to Item 2 - Acquisition or Disposition of Assets of this Form 8-K.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

A MERGER AGREEMENT AND PLAN OF REORGANIZATION was entered into as of the 2nd day of January, 2004, by and between HOME SERVICES INTERNATIONAL, INCORPORATED (hereafter "HSVI"), a Nevada Corporation, whose address is 7373 E. DoubleTree Ranch Road, Suite 200, Scottsdale Arizona 85258 and INTERNAL COMMAND INTERNATIONAL, INCORPORATED (hereafter ICI), a Florida Corporation, whose address is 607 W. Martin Luther King, Jr. Boulevard, Tampa, Florida 33603.


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ITEM 5. OTHER EVENTS

     Amendments to the Company's Articles of Incorporation

The Shareholders of the Company have approved an amendment to its Articles of Incorporation.

The amendment is to Article I , and is made for the purpose of changing the name of the Corporation from Home Services International, Inc., to Internal Hydro International, Inc.. The name change became effective on January 2, 2004. On January 13, 2004 the Corporation filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation, evidencing such name change.

The date of adoption of the above amendment to Articles I by the Shareholders of this Corporation, is January 01, 2004.

     Change of company address

In connection with the above amendment and events having taken place, the Company has changed its address to 607A W. Martin Luther King Blvd., Tampa, FL 33603.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Mr. Jay Budd has resigned as Director, Chairman, President and CEO of the Company and Messrs. Robert E. Lee and Brandon Budd have resigned as Directors. None of the outgoing directors have resigned or declined to stand for re-election to the board of directors since the date of the last annual meeting of shareholders because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The change in directors is a business decision only.

In their place Messrs. Mark Pena, Jay Budd and Wade Kenyon have been appointed as directors of the Company. Mr. Craig Huffman has been appointed to the office as President and CEO, Mr. Mark Pena has been appointed Chairman, Mr. Alberto Pastrana to the office of Treasurer and Mr. Jay Budd has been appointed as Executive Vice President of the Company.

Due to Company name change the Company has applied for and received Cusip change from 43734P 10 7 to 458854 10 6 and new symbol is IHDR.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit No     Description
-----------------------------

       2.1 - AGREEMENT AND PLAN OF REORGANIZATION dated January 2, 2004 among HOME SERVICES INTERNATIONAL INC. and INTERNAL COMMAND INTERNATIONAL, INCORPORATED.

       2.2 - (PDF) AGREEMENT AND PLAN OF REORGANIZATION dated January 2, 2004 among HOME SERVICES INTERNATIONAL INC. and INTERNAL COMMAND INTERNATIONAL, INCORPORATED.

       99   - WRITTEN ACTION OF  SHAREHOLDER  OF HOME SERVICES  INTERNATIONAL
              INC.

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Pursuant to the  requirements  of the Securities  Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Home Services International, Inc.
                                               By: /s/ Jay Budd
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                                                       Jay Budd, President


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